                                POWER OF ATTORNEY

     Know all by these presents, that the undersigned director and/or officer of
Tortoise North American Energy  Corporation (the "Company"),  hereby constitutes and appoints each of David J. Schulte and Terry C. Matlack,  signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as an officer and/or director of the Company, Forms 3, 4, and
          5 in accordance  with Section 16(a) of the Securities  Exchange Act of
          1934 and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, or 5,  complete  and execute any  amendment  or  amendments thereto,  and timely file such form with the United States  Securities and Exchange  Commission and any stock exchange or similar  authority;
          and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
          conditions   as   such    attorney-in-fact   may   approve   in   such
          attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

     IN WITNESS  WHEREOF,  the  undersigned  has hereunto set his hand as of the
25th day of October, 2005.

SIGNATURE:                                           TITLE:

/s/ David J. Schulte
--------------------------------
David J. Schulte                                     President and CEO